FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: June 17, 2003

(Date of earliest event reported)

Nissan Auto Receivables Corporation II

on behalf of Nissan Auto Receivables 2003-B Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970	95-4831541

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5
Exhibit 4.6

ITEM 5. OTHER EVENTS

               On June 17, 2003, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of June 17, 2003 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On June 17, 2003, Nissan Auto Receivables 2003-B Owner Trust (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of October 4, 2002, as amended by the Amended and Restated Trust Agreement, dated as of June 17, 2003 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of June 17, 2003 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on June 17, 2003, the Trust caused the issuance, pursuant to an Indenture, dated as of June 17, 2003 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on June 17, 2003, the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of June 17, 2003 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on June 17, 2003, the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of June 17, 2003, relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,224,400,000.00, were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, SG Cowen Securities Corporation, and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 5, 2003, by and among NARC II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-87970).

               Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement, dated as of June 17, 2003, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of June 17, 2003, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of June 17, 2003, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit No.	Description

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of June 17, 2003, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of June 17, 2003, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of June 17, 2003, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

Date: July 1, 2003

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement, dated as of June 17, 2003, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of June 17, 2003, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of June 17, 2003, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of June 17, 2003, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of June 17, 2003, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of June 17, 2003, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.